                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

         [_]   Preliminary Proxy Statement

         [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         [x]   Definitive Proxy Statement

         [_]   Definitive Additional Materials

         [_] Soliciting Materials Pursuant to SECTION 240.14a-11(c) or SECTION 240.14a-12

                              deCODE genetics, Inc.

                (Name of Registrant as Specified in its Charter)

                                      N.A.

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

        [x] No fee required

        [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

        (1) Title of each class of securities to which transaction applies:

                                      N.A.


        (2) Aggregate number of securities to which transaction applies:

                                      N.A.


        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                                      N.A.


        (4) Proposed maximum aggregate value of transaction:

                                      N.A.


        (5) Total fee paid:

                                      N.A.


        [_] Fee paid previously with preliminary materials.

        [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:

                                      N.A.


        (2) Form, Schedule or Registration Statement No.:

                                      N.A.


        (3) Filing party:

                                      N.A.


        (4) Date filed:

                                      N.A.

                             deCODE GENETICS, INC.
                                   LYNGHALS 1
                               REYKJAVIK, ICELAND

                                                                  April 30, 2001

To the stockholders of deCODE genetics, Inc.:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of deCODE genetics, Inc., a Delaware corporation, to be held at the Fairmont Copley Plaza, 138 St. James Avenue, Boston, Massachusetts 02116 on June 15, 2001 at 10:00 a.m., eastern daylight savings time. We have enclosed a (i) Notice of Annual Meeting, (ii) Proxy Statement, and (iii) Proxy card (the "Proxy") for you to record your vote and a return envelope for your Proxy. We have also enclosed our 2000 Annual Report.

     At the Annual Meeting you will be asked to elect directors to the Board of Directors, ratify the appointment of PricewaterhouseCoopers ehf., as our independent auditors and to approve an amendment to the our 1996 Equity Incentive Plan. Your vote is important. We urge you to complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote in person, even if you previously returned your Proxy.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely yours,

                                          KARI STEFANSSON
                                          Chairman, Chief Executive Officer
                                          and President
                             deCODE GENETICS, INC.
                                   LYNGHALS 1
                               REYKJAVIK, ICELAND
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 2001
                            ------------------------

     The 2001 Annual Meeting of the Stockholders of deCODE genetics, Inc. will be held at the Fairmont Copley Plaza, 138 St. James Avenue, Boston, Massachusetts 02116 on June 15, 2001 at 10:00 a.m., eastern daylight savings time, for the following purposes:

          (1) To elect: (a) one Class I director to hold office for a term of one year and until his successor has been duly elected and qualified, (b) two Class II directors to hold office for a term of two years and until their successors have been duly elected and qualified, and (c) two Class III directors to hold office for a term of three years and until their successors have been duly elected and qualified;

          (2) To ratify the appointment of PricewaterhouseCoopers ehf. as our independent auditors for the fiscal year ending December 31, 2001;

          (3) To consider and vote upon a proposal to ratify the amendment of the deCODE genetics, Inc. 1996 Equity Incentive Plan, as amended, to increase the number of shares of common stock reserved for issuance pursuant to stock awards under the plan from 6,000,000 to 7,000,000 shares; and

          (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 16, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

     ALL STOCKHOLDERS ARE ASKED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN ICELAND OR THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          KARI STEFANSSON
                                          Chairman, Chief Executive Officer
                                          and President

April 30, 2001
                             deCODE GENETICS, INC.
                                   LYNGHALS 1
                               REYKJAVIK, ICELAND
                            ------------------------

                       PROXY STATEMENT FOR ANNUAL MEETING
                            ------------------------

GENERAL INFORMATION

     This Proxy Statement is furnished by the Board of Directors of deCODE genetics, Inc., a Delaware corporation, in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Fairmont Copley Plaza, 138 St. James Avenue, Boston, Massachusetts 02116 on June 15, 2001 at 10:00 a.m., eastern daylight savings time, and at any adjournment thereof. This Proxy Statement and the accompanying Annual Report, Notice and Proxy are being mailed to stockholders on or about April 30, 2001. Our principal executive offices are located at Lynghals 1, Reykjavik, Iceland.

STOCKHOLDERS ENTITLED TO VOTE

     Only stockholders of record at the close of business on the record date, April 16, 2001, will be entitled to vote at the Annual Meeting and at all adjournments thereof.

     On April 16, 2001, there were outstanding and entitled to vote 45,018,378 shares of our common stock, $0.001 par value per share. Each outstanding share of our common stock is entitled to one vote on each matter to be voted upon. A majority of the shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Holders of common stock have no cumulative voting rights.

     Directors will be elected by a plurality of the vote of the outstanding shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required for approval of the appointment of PricewaterhouseCoopers, ehf. and any other matters which may be put to a stockholder vote at the Annual Meeting. As to any particular proposal, abstentions will have the same effect as a vote against that proposal, and broker non-votes will not be counted as votes for or against the proposal, and will not be included in counting the number of votes necessary for approval of the proposal. Votes cast, either in person or by proxy, will be tabulated by The Bank of New York, our transfer agent.

HOW TO VOTE

     If a Proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Annual Meeting in the manner specified on the Proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (a) "FOR" the election of Sir John Vane as a Class I director, Jean-Francois Formela and Andre Lamotte as Class II directors, and Kari Stefansson and Terrance G. McGuire as Class III directors ("Proposal 1"); (b) "FOR" the ratification of the appointment of PricewaterhouseCoopers ehf. as independent auditor for the fiscal year ending December 31, 2001; (c) "FOR" the proposal to ratify the amendment of the deCODE genetics, Inc. 1996 Equity Incentive Plan, as amended, to increase the number of shares of common stock reserved for issuance upon the exercise of stock awards granted under the plan from 6,000,000 to 7,000,00 shares ("Proposal 3"); and (d) in connection with the transaction of such other business as may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the Proxy. If any of the nominees for director is unable to serve or for good cause will not serve, an event that we do not anticipate, the shares represented by the accompanying Proxy will be voted for a substitute nominee designated by the Board of Directors or the Board of Directors may determine to reduce the size of the Board of Directors.

     If your shares are held in the name of a bank, broker or other holder of record (that is "street name"), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

CHANGING YOUR VOTE

     A Proxy may be revoked by a stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of deCODE, by duly executing and delivering to the Secretary of deCODE a Proxy bearing a later date or by voting in person at the Annual Meeting.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Any stockholder proposals intended to be presented at our 2002 Annual Meeting of Stockholders must be received by us at our offices at Lynghals 1, Reykjavik, Iceland, on or before December 31, 2001 for consideration for inclusion in the proxy materials for such annual meeting of stockholders.

     In addition, if a stockholder wishes to present a proposal at our 2002 Annual Meeting which is not intended to be included in the proxy statement for that meeting, we must receive written notice of the stockholder proposal by March 16, 2002. If we do not receive timely notice of such a stockholder proposal, we will retain discretionary authority to vote proxies on such proposals even if it is not specifically reflected on the proxy card and stockholders have not had an opportunity to vote on the proposal by proxy.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting five directors are to be elected to hold office, for one-, two- or three-year terms, as applicable, and until their successors shall have been elected and qualified. The nominees for election to the Board of Directors are as follows: Class I, Sir John Vane; Class II, Jean-Francois Formela and Andre Lamotte; and Class III, Kari Stefansson and Terrance G. McGuire.

     Our Certificate of Incorporation requires that the Board of Directors be divided into three classes. The members of each class of directors are to serve for staggered three-year terms. Each of the nominees is currently serving a term which expires at the Annual Meeting. At the Annual Meeting, if the nominee is elected by a plurality of the vote, the nominee for Class I director, Sir John Vane, will serve for a term of one year expiring at the Annual Meeting in 2002, the nominees for Class II directors, Jean-Francois Formela and Andre Lamotte, will serve for a term of two years expiring at the Annual Meeting in 2003, and the nominees for Class III directors, Kari Stefansson and Terrance G. McGuire, will serve for a term of three years expiring at the Annual Meeting in 2004. Thereafter, at each successive Annual Meeting at which they stand for re-election, the members of each class of directors will be elected to serve for staggered three-year terms. Each of the current directors holds office until the expiration of their respective terms and until their respective successors are elected and qualified, or until death, resignation or removal. Officers serve at the discretion of the Board of Directors.

     The affirmative vote of the holders of a plurality of the shares of common stock voted in person or by Proxy at the Annual Meeting is required for the election of each director. Unless otherwise directed, each Proxy executed and returned by a stockholder will be voted for the election of the nominees. If any of the nominees becomes unable to serve or for good cause will not serve, an event that we do not anticipate, (i) the shares represented by the proxies will be voted for a substitute nominee or substitute nominees designated by the Board of Directors or (ii) the Board of Directors may determine to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as director if elected.

     The name and age of each of the nominees, their respective positions and the period during which each such individual has served as a director are set forth below. No term of an incumbent director will continue following the Annual Meeting. Additional biographical information concerning each of the nominees follows the table.

                                                                                           DIRECTOR
NAME                                       AGE                 POSITION(S)                  SINCE
----                                       ---                 -----------                 --------
NOMINEE FOR CLASS I DIRECTOR
Sir John Vane(1).........................  73     Director                                   1997
NOMINEES FOR CLASS II DIRECTOR
Jean-Francois Formela(1)(3)..............  44     Director                                   1996
Andre Lamotte............................  52     Director                                   1996
NOMINEES FOR CLASS III DIRECTOR
Kari Stefansson(2).......................  52     Director, Chairman of the Board,           1996
                                                  Chief Executive Officer and President
Terrance G. McGuire(1)(2)(3).............  45     Director and Vice-Chairman                 1996

---------------
(1) Member of Audit Committee

(2) Member of Nominating Committee

(3) Member of Compensation Committee

     Kari Stefansson, M.D., Dr. Med. has served as our President, Chief Executive Officer and a Director since he co-founded deCODE in August 1996. Dr. Stefansson was appointed to serve as the Chairman of our Board of Directors in December 1999. He also served as our Secretary from August 1996 to March 2001. From 1993 until April 1997, Dr. Stefansson was a professor of Neurology, Neuropathology and Neuroscience at Harvard University. In addition, from 1993 through December 1996 he was Director of Neuropathology at Beth Israel Hospital in Boston, Massachusetts. From 1983 to 1993, he held faculty positions in Neurology, Neuropathology and Neurosciences at the University of Chicago. Dr. Stefansson received his M.D. and Dr. Med. from the University of Iceland in 1976 and 1986, respectively.

     Terrance G. McGuire has served as a director since August 1996 and as Vice-Chairman of the Board of Directors since April 2000. He currently serves as Chairman of three board committees: the Compensation Committee, the Audit Committee and the Nominating Committee. He previously served as our assistant secretary from January 1998 to October 2000. Since March 1996, he has been a Founding General Partner of Polaris Venture Partners. Since 1992, he has served as a general partner of Alta V Management Partners L.P., which is the general partner of Alta V Limited Partnership. He is a director of Akamai Technologies, Inc., Aspect Medical Systems, Inc., Inspire Pharmaceuticals, Inc., Wrenchead.com, Inc., Paradigm Genetics, Inc. and several other private healthcare and information technology companies. Mr. McGuire received his B.S. in Physics and Economics from Hobart College, his M.S. in Engineering from Dartmouth College and his M.B.A. from the Harvard Business School.

     Jean-Francois Formela, M.D. has served as a director since August 1996, and as a member of our Audit Committee since February 1998. Dr. Formela is a Senior Principal of Atlas Venture. Before joining Atlas Venture in 1993, Dr. Formela was Senior Director, Medical Marketing and Scientific Affairs at Schering-Plough in the U.S. where he also held biotechnology licensing and marketing responsibilities. Dr. Formela is a director of Biochem Pharma Inc., Ciphergen Biosystems, Inc., Exelixis, Inc., Variagenics, Inc. and several private companies. Dr. Formela holds an M.D. from Paris University School of Medicine and an M.B.A. from Columbia Business School.

     Andre Lamotte has served as a director since August 1996. In 1989, Dr. Lamotte founded Medical Science Partners, or MSP, which specializes in early stage life sciences investments, in affiliation with Harvard University, and has served as the Managing General Partner since then. Before founding MSP, Dr. Lamotte served as a General Manager at Pasteur Merieux from April 1983 to April 1988. He also currently serves as the Managing General Partner of Medical Science Partners II, L.P. and Medical Science II Co-Investment, L.P. and is the General Partner of New Medical Technologies. Dr. Lamotte is a director of Ascent Pediatrics,

Inc. and Inspire Pharmaceuticals, Inc. Dr. Lamotte holds a Ph.D. in chemistry from the Massachusetts Institute of Technology and an M.B.A. from Harvard University.

     Sir John Vane has served as a director since January 1997. In 1982, Sir John received the Nobel Prize in Physiology or Medicine for his work in prostaglandins and for discovering the mode of action of aspirin. As a consultant to Squibb, he initiated the program on inhibiting angiotensin-converting enzyme which led to the marketing of Captopril. During 12 years as Director of Research and Development at the Welcome Foundation, he oversaw the development of Tracrium, Flolan, Zovirax and Lamictal. In 1986, he founded the William Harvey Research Institute and built the Institute to over 100 members, first as Chairman, then as Director General, and, since 1997, as Honorary President. Sir John graduated with a degree in Chemistry from Birmingham University, obtained a D.Phil and D.Sc in Pharmacology from Oxford University, and spent 20 years in academic research. Sir John acts as a consultant to, and board member of, several pharmaceutical and biopharmaceutical companies. Sir John also has served as a director of Vane Associates since 1997. He became a Fellow of the Royal Society in 1974, was knighted in 1984 and has received numerous other honorary fellowships and doctorates.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE FOR ELECTION OF EACH OF THE ABOVE NOMINEES TO BE ELECTED AS A DIRECTOR.

DIRECTOR COMPENSATION

     Our directors do not receive cash compensation for services on our Board of Directors or any board committee, except as described below. We entered into an agreement with Vane Associates (of which Sir John Vane is a partner) on December 1, 1997, pursuant to which we agreed to pay Vane Associates $2,000 per day for each Board meeting that Sir John attends and to grant Sir John options to purchase up to an aggregate of 60,000 shares of our common stock for his participation on our Board of Directors. Pursuant to the agreement, Sir John received a stock option for 15,000 shares on December 1, 1997, at an exercise price of $0.20 per share, a stock option for 15,000 shares on December 1, 1998, at an exercise price of $4.00 per share, a stock option for 15,000 shares on December 1, 1999, at an exercise price of $18.29 per share, and a stock option for 15,000 shares on December 1, 2000, at an exercise price equal to $10.563 per share. We reimburse all directors for their expenses incurred in connection with attendance at Board of Directors and committee meetings.

MEETINGS OF THE BOARD AND COMMITTEES

     During the year ended December 31, 2000, the Board of Directors held seven meetings and acted by unanimous written consent on other occasions. Each incumbent director, except Andre Lamotte, attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors of which they were a member during the year ended December 31, 2000. The Board of Directors maintains three committees, the audit committee, the compensation committee and the nominating committee.

     The audit committee, which reviews the results and scope of our annual audit and the services provided by our independent auditors, is comprised of Mr. McGuire, Dr. Formela and Sir John Vane. Dr. Formela and Sir John Vane are "independent" as defined by the rules under the listing standards of the NASD. Under NASDAQ rules defining an independent director, Mr. McGuire's service as Assistant Secretary of deCODE from January 1998 through October 2000 may cause him to be considered to be not independent. NASDAQ rules provide that one director who is not independent and not a current employee of the company may be appointed to the audit committee if the Board of Directors determines that his membership on the audit committee is required by the best interest of deCODE and its shareholders, and discloses in this Proxy Statement the nature of the relationship which causes him to be not independent and the reasons for the Board's determination.

     The Board of Directors has determined that since Mr. McGuire's position as assistant secretary ceased in October 2000, and due to his training in economics and physics (B.S.), engineering (M.S.) and business (M.B.A.), his past employment and management experience in the biotechnology, private healthcare, information technology and venture capital industries, including his service as director of several public and private companies, that his knowledge of business and experience in matters relevant to the functions of our audit committee is of such unique value that it will be in our best interest and the best interest of our stockholders to retain Mr. McGuire as a member of the audit committee and thereby obtain the benefit of his expertise. The audit committee did not hold a meeting in 2000, but rather acted by unanimous written consent on one occasion and has met in 2001.

     The compensation committee, which makes recommendations to the Board of Directors with respect to our general and specific compensation policies and practices and administers our 1996 Equity Incentive Plan is comprised of Mr. McGuire and Dr. Formela. The compensation committee did not hold a meeting in 2000, but rather acted by unanimous written consent on four occasions.

     The nominating committee, which reviews the qualifications of candidates and proposes nominees to serve as directors on our board and nominees for membership on our board committees, is comprised of Kari Stefansson and Mr. McGuire. The nominating committee does not currently consider nominees recommended by stockholders. The nominating committee did not meet in 2000.

                              AUDIT AND OTHER FEES

     We incurred the following fees with respect to the provision of the indicated professional services by PricewaterhouseCoopers ehf. and PricewaterhouseCoopers LLP (collectively, "PricewaterhouseCoopers"):

  I. Audit Fees

     We were billed aggregate fees of $665,657 with respect to professional services rendered by PricewaterhouseCoopers for (1) the audit of our annual financial statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2000, and (2) the review of the financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended June 30 and September 30, 2000.

  II. Financial Information Systems Design and Implementation Fees

     PricewaterhouseCoopers did not perform any financial information systems design, implementation or related services for us during the year ended December 31, 2000.

  III. All Other Fees

     The aggregate fees billed for all other services rendered to us by PricewaterhouseCoopers during the fiscal year ended December 31, 2000 were $961,008, including fees of $141,935 for non-recurring and recurring tax related services, and non-recurring fees of $819,073 for services provided in connection with our initial public offering, including accounting consultations, review of registration statements filed with the Securities and Exchange Commission, assistance during the due diligence process and preparation of comfort letters.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors has furnished the following report, in accordance with rules recently established by the Securities and Exchange Commission, for inclusion in this proxy statement.

     The Audit Committee of the Board of Directors, which consists of Terrance
G. McGuire, as chairperson, Jean-Francois Formela, M.D. and Sir John Vane reviews the results and scope of deCODE's annual audit and the services provided by deCODE's independent auditors. The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this proxy statement.

     As part of its ongoing activities, the Audit Committee has:

     - Reviewed and discussed with deCODE's management the audited consolidated financial statements for the fiscal year ended December 31, 2000;

     - Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

     - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence; and

     - Considered the compatibility of non-audit services described in this report with maintaining auditor independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in deCODE's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          Respectfully submitted,

                                          Audit Committee

                                          Terrance G. McGuire
                                          Jean-Francois Formela
                                          Sir John Vane

                         COMPENSATION COMMITTEE REPORT

     The compensation committee of the Board of Directors has furnished the following report on executive compensation.

     The compensation committee of the Board of Directors, which consists of Mr. McGuire, as chairperson, and Dr. Formela, reviews and approves executive salaries and bonuses, administers the 1996 Equity Incentive Plan, as amended, and approves any other compensation benefits to executive officers. In addition, the compensation committee consults with management regarding benefit plans and is responsible for reviewing deCODE's overall compensation policies and practices.

COMPENSATION PHILOSOPHIES

     deCODE's executive compensation structure is designed to attract, retain and award executives capable of leading deCODE to meet its business objectives and to motivate executives to enhance long-term stockholder value.

     deCODE seeks to provide competitive salaries based upon individual performance together with cash bonuses, where appropriate, based on its overall performance relative to its corporate objectives, and the executive's individual contributions and teamwork. In addition, the Compensation Committee will typically grant stock options to an executive upon the commencement of the executive's employment in order to strengthen the interest between such executives and deCODE's stockholders and to give the executives the opportunity to reach the top compensation levels of the market depending upon deCODE's performance, as reflected in the market price of the common stock.

     In 2000, executive compensation for existing officers consisted of solely of salary and a cash bonus, except as described below with respect to Dr. Kari Stefansson. Each new officer also received a stock option. The following describes in more detail the elements of compensation, which are part of the Compensation Committee's policies.

BASE SALARIES

     Base salaries for executive officers are determined annually by reviewing three key areas: (1) the pay practices of companies of similar size, market capitalization and industry; (2) the skills and performance level of the individual executive relative to targeted performance criteria; and (3) deCODE's actual performance. The Chief Executive Officer reviews information about salary, bonus and stock awards in related industries. Based in part on this information, the Chief Executive Officer generally considers changes to existing base salaries, at levels comparable to those established by other emerging genomics and biopharmaceutical companies. Annual salary adjustments are made to maintain salaries at competitive levels, taking into account each officer's experience and individual performance, and to maintain an equitable relationship between executive officer salaries and overall salaries for other employees. Base salaries for new executive officers are determined with reference to such industry surveys and by evaluating the responsibilities of the position held and the experience of the individual.

CASH BONUSES

     Cash bonuses are used on an exceptional basis to attract, retain and motivate executives. When bonus payments are made, the executive's bonus is based on deCODE's achievement of its major corporate objectives and the executive's achievement of individual objectives and the contribution of the executive to the overall success and achievements of deCODE and its management team. Several executive officers received cash bonuses in 2000. In determining the level of cash bonuses in 2000, certain significant accomplishments were considered, including: the grant of the Icelandic Health Sector Database license; the successful completion of deCODE's initial public offering; the achievement of certain milestones under the agreement with Roche, including the mapping of genes contributing to several diseases; the signing of a research agreement with Partners Healthcare System to compare the occurrence of disease-causing genes; and other individual objectives.

STOCK OPTIONS

     The compensation committee believes that stock options are an excellent long-term incentive for executives that aligns executive and stockholder interests and assists in retention of key officers and employees. Stock options granted under deCODE's 1996 Equity Incentive Plan, as amended, generally vest over four years. The compensation committee has and may in the future determine to more closely link the vesting of stock options with an executive's achievement of a particular objective.

     When determining stock option awards, the compensation committee considers the executive's responsibilities and anticipated contributions to meeting deCODE's long-term strategic performance goals, their position with deCODE and industry practice in companies of similar size, market and capitalization. The direct link between the value of a stock option to an executive and an increase in the price of the common stock makes stock option awards an important method for aligning executive compensation with stockholder value.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Kari Stefansson's compensation is determined by the compensation committee without Dr. Stefansson's participation, based upon the same factors as those used by management for other executives. Dr. Stefansson participates in the same compensation arrangements available to the other senior executives. deCODE also provides Stefansson with housing in Reykjavik, Iceland as part of his compensation package. In addition, in accordance with executive compensation practice in Iceland, Dr. Stefansson is provided with an automobile. Accordingly, his compensation consists of an annual base salary, a potential cash bonus, housing and an automobile. The compensation committee's general approach in establishing Dr. Stefansson's compensation is to be competitive with the compensation paid to chief executive officers in peer companies, but to have a significant percentage of his compensation based upon performance criteria established by the compensation committee.

     Kari Stefansson's compensation for the year ended December 31, 2000 included $267,930 in salary, based on an exchange rate of 84.70 Icelandic kronas to U.S.$1.00. In determining the base salary in 2000, the compensation committee reviewed Dr. Stefansson's salary in relation to the salaries of other chief executive officers at emerging biopharmaceutical companies and deCODE's achievement of certain goals during 1999, including continued research and development efforts with respect to its product candidates, the private placement of equity securities, and the achievement of research collaboration milestones. The value of the housing and automobile provided to Dr. Stefansson in 2000 was $38,864, based on an exchange rate of 84.70 Icelandic kronas to U.S.$1.00.

DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended, which is referred to in this Proxy Statement as the Code, generally disallows a federal income deduction to public companies for certain compensation over $1,000,000 paid to the company's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The compensation committee intends to review the potential effects of Section 162(m) periodically and intends to structure its stock option grants and certain other equity-based awards in a manner that is intended to avoid disallowances under
Section 162(m) of the Code unless the compensation committee believes that such compliance would not be in the best interests of deCODE or its stockholders.

                                          Respectfully submitted,

                                          Compensation Committee

                                          Terrance G. McGuire
                                          Jean-Francois Formela

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The current members of our compensation committee are Mr. McGuire and Dr. Formela, each of whom served on the compensation committee of the Board of Directors during 2000. Mr. McGuire served as deCODE's assistant secretary from January 1998 until October 2000. Otherwise, no member of the compensation committee was at any time during 2000, or formerly, an officer or employee, and no member of the compensation committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act of 1934, as amended. No executive officer has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of our compensation committee.

                           RELATIVE STOCK PERFORMANCE

     Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the Nasdaq Composite Index and the Nasdaq Biotechnology Index for the period commencing July 18, 2000, the commencement of trading on the Nasdaq National Market, and ended December 31, 2000:

[LINE GRAPH]

                                                                                                          NASDAQ BIOTECHNOLOGY
                                                  DECODE GENETICS INC.       NASDAQ COMPOSITE INDEX               INDEX
                                                  --------------------       ----------------------       --------------------
18-Jul-00                                                100.00                      100.00                      100.00
30-Sep-00                                                142.71                       85.92                      101.26
31-Dec-00                                                 58.33                       57.79                       83.50

                                                              18-JUL-00    30-SEP-00    31-DEC-00
                                                              ---------    ---------    ---------
deCODE genetics Inc.........................................   $100.00      $142.71      $58.33
Nasdaq Composite Index......................................   $100.00      $ 85.92      $57.79
Nasdaq Biotechnology Index..................................   $100.00      $101.26      $83.50

     The graph assumes $100 was invested on July 18, 2000, in our common stock, and each of the indices, and that dividends were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The name, age and position of each person who is currently serving as an executive officer and who served as an executive officer in 2000, and who is not a director is listed below, followed by summaries of their background and principal occupations. Executive officers are elected annually, and serve at the discretion of the Board of Directors.

NAME                                      AGE                   POSITION
----                                      ---                   --------
Hannes Smarason.........................  33    Executive Vice President and Senior
                                                Business and Finance Officer
Axel Nielsen............................  35    Vice President, Finance and Treasurer
Jeffrey Gulcher.........................  41    Vice President, Research and Development
Kristjan Erlendsson.....................  51    Vice President, Clinical Collaborations
Hakon Guobjartsson......................  35    Vice President, Informatics
Sigurour Bjornsson......................  37    Vice President, Corporate Development
C. Augustine Kong.......................  42    Vice President, Statistics
Einar Stefansson........................  48    Vice President, Database Division
Mark Gurney.............................  46    Vice President, Pharmaceutical Discovery

     Hannes Smarason has served as our Executive Vice President and Senior Business and Finance Officer since March 2000. From March 1999 to March 2000, he served as our Senior Vice President, Chief Business Officer and Treasurer and from January 1997 to March 1999, he served as our Chief Financial Officer and Vice President, Business Development. Before joining us, he worked with McKinsey & Co. in Boston from 1992 through December 1996 as a consultant. Mr. Smarason received his B.S. in Mechanical Engineering and Management from the Massachusetts Institute of Technology and his M.B.A. from the Massachusetts Institute of Technology Sloan School of Management.

     Axel Nielsen has served as our Vice President, Finance and Treasurer since March 2000. From March 1999 to March 2000, he served as our Chief Financial Officer and from June 1998 to March 1999, he served as our controller. Icelandair employed Mr. Nielsen as the Director of Strategic Affairs from July 1997 to June 1998. From August 1995 to June 1997 he worked with McKinsey & Co. in London as a consultant. Mr. Nielsen received a B.Sc. in Computer Science from the University of Iceland in 1989, a Cand. Oecon. in Business and Finance from the University of Iceland in 1991, and an M.B.A. from the Massachusetts Institute of Technology Sloan School of Management in 1995.

     Jeffrey Gulcher, M.D., Ph.D. has served as our Vice President, Research and Development since he co-founded the company in August 1996. Dr. Gulcher was on staff in the Department of Neurology at Beth Israel Hospital in Boston, Massachusetts and Harvard University Medical School from June 1993 to October 1998. Dr. Gulcher received his Ph.D. and M.D. from the University of Chicago in 1986 and 1990, respectively, and completed his neurology residency at the Longwood Program of the Neurology Department of the Harvard Medical School in 1996.

     Kristjan Erlendsson, M.D. joined us in September 1998 to oversee collaboration projects and was elected to serve as our Vice President, Clinical Collaborations in March 1999. From March 1996 to August 1998, he was Director of Hospital Affairs at Iceland's Ministry of Health and Social Security. Since 1988, Dr. Erlendsson has served as Executive Director of Medical Education at the University of Iceland. He has also been a Consultant in Internal Medicine, Allergy and Clinical Immunology at Landspitalinn University Hospital since 1985. Dr. Erlendsson received his M.D. from the University of Iceland in 1976, trained in internal medicine at the University of Connecticut-New Britain General Hospital from 1978 to 1981, and did a postdoctoral fellowship in allergy and clinical immunology at Yale University-Yale New Haven Hospital from 1981 to 1984.

     Hakon Guobjartsson, Ph.D. has served as our Vice President, Informatics since March 2000. In 1996, Dr. Guobjartsson joined us to direct our Department of Informatics. Dr. Guobjartsson received his B.Sc. in electrical engineering in 1990 and his M.Sc. in electrical engineering and computer science in 1992 from the

University of Iceland. In 1996, he received his Ph.D. from the Massachusetts Institute of Technology and performed post-doctoral research concerning magnetic resonance imaging at Brigham and Woman's Hospital in Boston until he joined us.

     Sigurour Bjornsson has served as our Vice President, Corporate Development since October 2000. Prior to that he served as our Vice President, Medical Informatics from February 1999 until October 2000. Mr. Bjornsson served as Chief Executive Officer of Thor Investments and Chief Financial Officer of Hof Holdings from February 1996 to January 1999 and Director of Information Technology for Hof Holdings from November 1992 to January 1996. Mr. Bjornsson studied mathematics at the University of Iceland from 1984 to 1987.

     C. Augustine Kong, Ph.D. was elected to serve as our Vice President, Statistics since October 2000. He served as our Director of Statistics as a consultant from 1996 to year end 2000. Between 1999 and 2000, he was an associate professor in the Department of Human Genetics at the University of Chicago, where he was a faculty member of the Statistics Department from 1987 to 1998. Dr. Kong received his B.A. in mathematics from Caltech in 1980 and his Ph.D. in statistics from Harvard University in 1986.

     Einar Stefansson, M.D., Ph.D. has served as Vice President, Database Division since October 2000. Dr. Stefansson has been professor of Ophthalmology at the University of Iceland since 1987, chairman of the Department of Ophthalmology University Hospital of Iceland from 1989 to 2000, and was vice dean and dean of the University of Iceland medical school from 1992 to 1998. Previously he was assistant professor at Duke University Medical Center in North Carolina and visiting scientist at The National Eye Institute, National Institutes of Health. He received a M.D. degree at the University of Iceland in 1978 and a Ph.D. in physiology from Duke University in 1981.

     Mark Gurney, Ph.D. joined us in August 2000 and was elected our Vice President, Pharmaceutical Discovery in October 2000. He was formerly Director, Genomics Research at Pharmacia Corporation. Prior to his positions at Pharmacia, Dr. Gurney held academic appointments in the Department of Pharmacological and Physiological Sciences at the University of Chicago and in the Department of Cell, Molecular and Structural Biology at the Northwestern University Medical School. He received his B.A. in Biology from the University of California at San Diego in 1975 and his Ph.D. from the California Institute of Technology in 1980. In 1994, he completed his M.B.A. at Northwestern University's Kellogg School of Management.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services to us for each of the fiscal years ended December 31, 1999 and 2000 of those persons who were, at December 31, 2000, (i) the chief executive officer and (ii) our other four most highly compensated executive officers for the fiscal year ended December 31, 2000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                                                  COMPENSATION
                                                               -------------------
                                       ANNUAL COMPENSATION     STOCK OPTION AWARDS
                                      ---------------------     (NUMBER OF SHARES        ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY(1)     BONUS      UNDERLYING OPTIONS)    COMPENSATION(1)
---------------------------   ----    ---------    --------    -------------------    ---------------
Kari Stefansson.............  2000    $267,930           --               --             $38,864(2)
  Chairman, President, Chief  1999     304,551           --               --              43,686(2)
  Executive Officer and
  Secretary
Hannes Smarason.............  2000     125,896     $100,000               --                    --
  Executive Vice President    1999     146,597           --          260,000                    --
  and Senior Business and
  Finance Officer
Jeffrey Gulcher.............  2000     150,000       50,000               --                    --
  Vice President, Research    1999     162,323           --               --                    --
  and Development
Kristjan Erlendsson.........  2000     123,000       25,000               --                    --
  Vice President, Clinical    1999     132,460           --               --                    --
  Collaborations
Sigurour Bjornsson..........  2000     106,770       25,000               --                    --
  Vice President, Corporate   1999     114,062           --               --                    --
  Development

---------------
(1) Includes compensation paid in Icelandic kronas. Figures reflect an exchange rate of 84.70 Icelandic kronas to $1.00, the exchange rate determined by the Central Bank of Iceland on December 31, 2000.

(2) Includes the value of housing and an automobile provided by us for the benefit of the Named Executive Officer.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of April 1, 2001, except as otherwise noted, regarding the beneficial ownership of our common stock by (i) each current director, (ii) each Named Executive Officer, (iii) all of our directors and executive officers as a group, and (iv) each person known to be the beneficial owner of more than five percent of the outstanding shares of the common stock.

                                                                AMOUNT AND             PERCENT OF
NAME AND ADDRESS                                                 NATURE OF             OUTSTANDING
OF BENEFICIAL OWNER                                       BENEFICIAL OWNERSHIP(1)    COMMON STOCK(2)
-------------------                                       -----------------------    ---------------
SAPAC Corporation Ltd.(3)...............................         4,603,334                10.1%
  124 Grenzacherstrasse
  CH-4070 Basel
Entities affiliated with FMR Corp.(4)...................         2,357,950                 5.2%
  82 Devonshire Street
  Boston, MA 02109
Entities affiliated with Atlas Venture(5)...............         2,335,082                 5.2%
  222 Berkeley Street, Suite 1950
  Boston, MA 02116
Kari Stefansson.........................................         3,125,292                 6.9%
  c/o deCODE genetics, Inc.
  Lynghals 1
  Reykjavik, Iceland
Hannes Smarason.........................................           560,000                 1.2%
Jeffrey Gulcher.........................................           481,200                 1.1%
Kristjan Erlendsson.....................................           125,000                   *
Sigurour Bjornsson......................................           120,000                   *
Jean-Francois Formela(5)................................         2,340,082                 5.2%
Terrance G. McGuire(6)..................................         1,878,848                 4.2%
Andre Lamotte(7)........................................           845,259                 1.9%
Sir John Vane(8)........................................            60,000                   *
All directors and executive officers as a group (14
  persons)(9)...........................................        10,120,681                22.2%

---------------
 *  Comprises less than one percent of the outstanding common stock.

(1) The number of shares beneficially owned by the individuals and entities listed in the table is determined in accordance with the rules of the United States Securities and Exchange Commission, and may not be conclusive as to ownership of those securities for any other purpose. Under those rules, an individual (or entity) is deemed to beneficially own shares of common stock as to which the individual currently has certain sole or shared powers or as to which the individual can acquire such powers within 60 days by the exercise of any option, warrant or other right. We have been advised that each stockholder listed in the table has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes below.

(2) Applicable percentage of ownership is based on 45,018,378 shares of common stock outstanding on April 1, 2001.

(3) The number of outstanding shares reported are based upon information disclosed by SAPAC Corporation Ltd. on a Schedule 13G filed with the Securities and Exchange Commission on July 27, 2000. SAPAC is successor-in-interest to Roche Finance Ltd. Includes 4,186,667 shares of common stock and 416,667 shares of common stock issuable upon exercise of warrants owned by SAPAC. Roche Holdings Ltd exercises voting and investment control over the shares held by SAPAC.

(4) The number of outstanding shares reported are based upon information disclosed by Fidelity Management & Research Company ("Fidelity"), FMR Corp., Edward C. Johnson 3d, Chairman of FMR Corp., and Abigail P. Johnson on a
    Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001. Fidelity, a wholly-owned subsidiary of FMR Corp. is the beneficial owner of 2,085,050 shares of our common stock as a result of acting as investment adviser to various investment companies. Mr. Johnson, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 2,085,050 shares owned by the Fidelity Funds. Neither FMR Corp. nor Mr. Johnson, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. is the beneficial owner of 231,500 shares of our common stock as a result of its serving as investment manager. Mrs. Johnson and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 231,500 shares and sole power to vote or to direct the voting of 221,400 shares, and no power to vote or to direct the voting of 10,100 shares of common stock. Members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Includes 41,400 shares held by Fidelity International Limited ("FIL") of our common stock. FMR Corp. and FIL are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934 and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" by the other corporation within the meaning of Rule 13d-3.

(5) Includes (a) 1,042,541 shares of common stock owned by Atlas Venture Fund II, L.P., and 125,000 shares of common stock issuable upon exercise of warrants owned by Atlas Venture Fund II, L.P., and (b) 1,042,541 shares of common stock owned by Atlas Venture Europe Fund B.V., and 125,000 shares of common stock issuable upon exercise of warrants owned by Atlas Venture Europe Fund B.V., a wholly owned subsidiary of Atlas InvesteringsGoep N.V., which is a limited partner in Atlas Venture Fund II L.P. The voting and investment discretion over the shares held by Atlas Venture Fund, II, L.P. is exercised by the general partners of Atlas Venture Associates, II, L.P., its sole general partner. Dr. Formela is a general partner of Atlas Venture Associates II, L.P. along with Barry J. Fidelman and Christopher J. Spray. Dr. Formela and the other general partners of Atlas Venture Associates II, L.P. disclaim beneficial ownership of all shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein. The voting and investment discretion over the shares held by the Atlas Venture Europe Fund B.V. is exercised by the managing directors of AIG, Gerard H. Montanus and Hans Bosman. Dr. Formela's beneficial ownership also includes 5,000 shares of common stock, which he directly holds.

(6) Includes (a) 1,582,854 shares of common stock owned by Polaris Venture Partners, L.P. and 189,496 shares of common stock issuable upon exercise of warrants owned by Polaris Venture Partners, L.P., and (b) 92,161 shares of common stock owned by Polaris Venture Partners Founders' Fund, L.P. and 11,337 shares of common stock issuable upon exercise of warrants owned by Polaris Venture Partners Founders' Fund, L.P. Also includes 3,000 shares of common stock directly owned by Mr. McGuire. Polaris Venture Management Co., L.L.C., the general partner of both Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., exercises sole voting and investment power with respect to the shares held by the funds. Mr. McGuire is a member of Polaris Venture Management Co., L.L.C., and as such may be deemed to share voting and investment power for the shares held by the funds.

(7) Includes (a) 586,514 shares of common stock owned by Medical Science Partners II, L.P. and 100,000 shares of common stock issuable upon exercise of warrants held by Medical Science Partners, II, L.P. and (b) 158,745 shares of common stock held by Medical Science II Co-Investment, L.P. Mr. Lamotte is the Managing General Partner of Medical Science Partners, II, L.P. and Medical Science II Co-Investment, L.P.

(8) Includes 30,000 shares of common stock and 30,000 shares of common stock issuable upon exercise of options held by Sir John.

(9) Includes an aggregate 580,833 of shares of common stock underlying warrants and stock options granted to all directors and executive officers as a group which will have vested within sixty days after April 1, 2001. Also contains 585,000 shares of common stock held be executive officers who are not named executive officers.

                           COMPENSATION ARRANGEMENTS

EMPLOYMENT AGREEMENTS

     At the time of commencement of employment, our executive officers generally receive offer letters specifying basic terms and conditions of their employment. We have entered into employment agreements with Dr. Erlendsson and Mr. Bjornsson that allow either party to terminate the agreement upon three months and six months prior notice, respectively. We have entered into an employment agreement with Einar Stefansson pursuant to which his employment may not be terminated prior to September 1, 2002 and he is entitled to six months notice prior to termination thereafter. Our executive officers have signed agreements which require them to maintain the confidentiality of our information and to assign inventions to us. These agreements also prohibit these officers from competing with us during the terms of their employment and for two years thereafter by engaging in any capacity in any business which is, or on the date of termination of their employment was, competitive with our business.

1996 EQUITY INCENTIVE PLAN, AS AMENDED

     We established our 1996 Equity Incentive Plan, or the Plan, for the purposes of attracting and retaining the best available personnel, to provide additional incentive to our employees and consultants and to promote our success. Our incentive plan provides for: (i) the grant of stock options to employees and consultants; (ii) the grant of stock bonuses to employees, directors and consultants; and (iii) the grant of rights to purchase restricted stock, on such terms and conditions our Board of Directors or a board committee determines. The powers of our Board of Directors or board committee, as the case may be, include the determination of which employees and consultants are to receive stock option grants, the exercise price, number of shares and the vesting schedule of the grants. At the discretion of our Board of Directors or board committee, any options granted may permit the early exercise of the options, in whole or in part, prior to vesting. We retain the right, upon termination of the option holder's employment or consulting arrangement, to repurchase the shares of common stock acquired as a result of an early exercise that are unvested on the date of termination, at the price per share paid by the option holder at the time of exercise of the option. The total number of shares of common stock authorized for issuance under the Plan is currently 6,000,000. Of that amount, options to acquire 1,221,000 shares of common stock were outstanding and 4,129,000 shares of common stock have been issued to plan participants upon the exercise of outstanding options under the Plan on March 31, 2001. The company is seeking stockholder ratification of an amendment to the Plan increasing the number of shares reserved for issuance under the plan to 7,000,000.

DEFINED CONTRIBUTION BENEFITS

     In accordance with applicable Icelandic law, we contribute to relevant pension organizations for personnel in Iceland. Certain other discretionary contributions may be made. Contributions are based on employee salaries paid and we have no further liability in connection with these plans. Total contributions of $979,306 were made for the year ended December 31, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1998 and August 1999, we granted to Hannes Smarason, our Executive Vice President and Senior Business and Finance Officer, options to purchase 300,000 and 260,000 shares of our common stock, respectively. In November 1998, we granted to Sigurour Bjornsson, our Vice President, Corporate Development, an option to purchase 120,000 shares of our common stock. In November 2000, we granted to Einar Stefansson, our Vice President, Database Division, an option to purchase 125,000 shares of our common stock.

Messrs. Smarason and Bjornsson, and Dr. Stefansson, exercised their options pursuant to an early exercise right. At the times of exercise, Mr. Smarason delivered to us promissory notes in the principal amounts of $59,700 and $1,462,240, Mr. Bjornsson delivered to us a promissory note in the amount of $479,880, and Dr. Stefansson delivered to us a promissory note in the principal amount of $1,694,875. Each of these promissory notes bears interest in the amount of six percent (6%) per annum, except as provided below. Mr. Smarason's promissory note in the principal amount of $59,700, as initially issued and as amended in March 1999, bore interest in the amount of six percent (6%) per annum and was due and payable on January 1, 2001. Such promissory note was amended and restated as of January 1, 2001 to provide that no additional interest would accrue following such date and to extend the term of the note to January 1, 2007. Mr. Smarason's other promissory note is due and payable on November 1, 2003, Mr. Bjornsson's note is due and payable on February 1, 2003, and Dr. Stefansson's note is due and payable on September 1, 2004. The shares that Mr. Bjornsson and Mr. Smarason purchased in 1998 vest at the rate of 1/4 on the first anniversary of the date of employment and 1/48 on the last day of each month thereafter. The shares that Mr. Smarason purchased in 1999 vest at the rate of 1/48 on the first day of each month, commencing December 1, 1999. The shares that Dr. Stefansson purchased in 2000 vest at the rate of 1/4 on the first anniversary of the date of his employment and 1/48 on the first day of each month thereafter. As of December 31, 2000, the principal and accrued interest on the notes that Mr. Smarason delivered in 1998 and 1999 was $70,798 and $1,576,930, respectively; the principal and accrued interest on the note that Mr. Bjornsson delivered was $543,167; and the principal and accrued interest on the note that Dr. Stefansson delivered was $1,697,573.

     Kari Stefansson, our Chairman, Chief Executive Officer and President, and Mr. Smarason are beneficial owners of 17.8% and 19.7%, respectively, of the outstanding shares of Prokaria ehf., an Icelandic company. Dr. Stefansson is Chairman of the Board and Mr. Smarason is a director of Prokaria. In December 1999, Prokaria entered into a research collaboration agreement with our Icelandic subsidiary, Islensk erfoagreining ehf., with respect to the discovery of compounds made from thermophilic organisms. Under such agreement we provided funding for, and owned the rights to all intellectual property created in, the collaboration. During 1998 and 1999, we made research funding payments to Prokaria in the aggregate amount of $593,955. On October 2, 2000, Islensk erfoagreining ehf. and Prokaria ehf. entered into a research collaboration and license agreement that replaced the prior agreement. Pursuant to the terms of the new agreement, Prokaria settled non-interest bearing debts, in the amount of $540,654, owed to us as a result of research funding payments paid to Prokaria under the old agreement in 2000. In addition, we sold certain intellectual property rights relating to thermophilic organisms, including a patent application, to Prokaria in exchange for $508,754, royalties on any revenues Prokaria may receive from the rights related to the patent application, and a non-transferable license regarding rights arising under the patent application during the term of the patent. Under the terms of the new agreement, we have also agreed to provide certain sequencing and advisory services to Prokaria in exchange for appropriate fees. During the period commencing on the date of the new agreement through December 31, 2000, we recognized $31,600 in revenue with respect to such services.

     In June 2000 we sold to SAPAC, Roche Finance's successor-in-interest, shares of Series C Preferred Stock and a warrant to purchase shares of Series C Preferred Stock for an aggregate purchase price of $2,222,280.

     In August 1999, we

     - repurchased 13,559 shares of Series A preferred stock held by Alta Embarcadero Partners, LLC, 507,711 shares of Series A preferred stock held by Alta California Partners, L.P., 260,635 shares of Series A preferred stock held by Atlas Venture Europe Fund, B.V., 260,635 shares of Series A preferred stock held by Atlas Venture Fund II, L.P., 146,628 shares of Series A preferred stock held by Medical Science Partners, II, L.P., 39,686 shares of Series A preferred stock held by Medical Science II Co-Investment, L.P., 395,714 shares of Series A preferred stock held by Polaris Venture Partners, L.P. and 23,040 shares of Series A preferred stock held by Polaris Venture Partners Founders' Fund, L.P.;

     - issued (and repurchased) 250,000 shares of Series B preferred stock to Kari Stefansson in exchange for 333,333 shares of common stock held by him; and

     - repurchased 100,000 shares of Series C preferred stock held by Roche Finance.

     The initial purchase price we paid for the shares of the preferred stock was $7.50 per share. Pursuant to the agreement of the parties, this price was subject to later upward adjustment to reflect possible adjustment in the price at which we sold shares of preferred stock to a third party in August 1999. In December 1999, the purchase price was adjusted to $13.95 per share with the additional amounts paid in February 2000. Guy Nohra, a prior director who resigned in 2000, was a general partner of Alta Partners, which provided investment services to Alta California Partners, L.P. and Alta Embarcadero Partners, LLC. Dr. Formela, one of our directors, is a general partner of Atlas Venture Associates II, L.P., the general partner of Atlas Venture Fund II, L.P. Mr. McGuire, one of our directors, is a general partner of Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P. Mr. Lamotte, one of our directors, is the Managing General Partner of Medical Science Partners II, L.P. and Medical Science II Co-Investment, L.P.

     In November 2000, we acquired the outstanding shares of Cyclops ehf., an Icelandic company, in exchange for 137,910 shares of our common stock. Einar Stefansson, our Vice President, Database Division, beneficially owns 70,000 of such shares of common stock, 30,000 of which are subject to repurchase by us based on his continued employment. We also agreed to pay two parties, including Dr. Stefansson, a portion of any net royalties we may earn from certain ongoing projects of Cyclops. To date, no royalties have been paid to Dr. Stefansson or the other party with regard to the ongoing projects of Cyclops.

     Einar Stefansson is also the holder of twenty percent (20%) of the outstanding shares of Augnlaeknar Oldugotu 17 ehf., a private eye clinic, which conducts eye research for us. For these services, we have issued Augnlaeknar 8,000 shares of our common stock. In addition, we have paid Augnlaeknar approximately $60,000 for research services rendered in 1999 and 2000.

                                   PROPOSAL 2

                              RATIFICATION OF THE
                      APPOINTMENT OF INDEPENDENT AUDITORS

     We have selected PricewaterhouseCoopers ehf. to serve as our independent auditors for the fiscal year ending December 31, 2001, subject to stockholder ratification. If the stockholders do not ratify the appointment of PricewaterhouseCoopers ehf., we may reconsider our selection. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for ratification.

     Representatives of PricewaterhouseCoopers ehf. are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders of the company. They will be given the opportunity to make a statement if they wish to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS EHF. AS OUR INDEPENDENT AUDITORS.

                                   PROPOSAL 3

                        RATIFICATION AND APPROVAL OF THE
                  AMENDMENT OF THE 1996 EQUITY INCENTIVE PLAN

     The Board of Directors has approved an amendment to the deCODE genetics, Inc. 1996 Equity Incentive Plan, as amended, or the Plan, to increase the number of shares of our common stock reserved for issuance upon stock awards under the Plan from 6,000,000 to 7,000,000. The common stock of deCODE genetics, Inc. is traded on the NASDAQ National Market and on EASDAQ. On March 31, 2001, options to purchase 5,350,000 shares had been issued and exercised or were issued and outstanding under the Plan. No stock bonuses or rights to purchase restricted stock have been awarded under the Plan. As of March 31, 2001, 650,000 shares are available for stock awards under the Plan. In the event that any option under the Plan expires or is otherwise terminated without having been exercised in full, the stock not acquired under the award shall revert to and again become exercisable for issuance under the plan. On April 20, 2001, the market value of the common stock underlying the options was $6.75.

DESCRIPTION OF THE 1996 EQUITY INCENTIVE PLAN, AS AMENDED

     The Plan was adopted by the Board of Directors and ratified by our stockholders in August 1996 and was subsequently amended to increase the number of shares available for stock awards. Unless sooner terminated, the Plan shall terminate on August 15, 2006. Our directors, employees and consultants are eligible to receive options pursuant to the terms of the Plan. We currently have five directors, approximately 511 employees (including 10 executive officers) and 8 consultants. The Board believes that providing selected persons with an opportunity to invest in the common stock will give them additional incentive to increase their efforts on our behalf and will enable us to attract and retain the best available employees, directors and consultants. An increase in the number of shares available under the Plan is necessary to provide sufficient shares to achieve this goal. Stockholder approval of the amendment to the Plan is being sought to satisfy Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") which requires stockholder approval of amendment of the Plan in order that options granted under the Plan may qualify as Incentive Stock Options and thus be entitled to receive special tax treatment under the Code and to satisfy a requirement of the NASDAQ National Market which requires stockholder approval of stock option plans under which directors and officers may receive stock options.

ADMINISTRATION

     The Plan shall be administered by the Board of Directors, or a committee appointed by the Board of Directors. Currently, the Plan is administered by the Compensation Committee (the "Committee"). The Committee determines from time to time which of the persons eligible under the Plan shall be granted stock awards; when and how each stock award shall be granted; whether a stock award will be an Incentive Stock Option, a Non-Statutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of aforementioned; the provisions of each stock award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a stock award; and the number of shares with respect to which a stock award shall be granted to each such person.

     The Committee also construes and interprets the Plan and stock awards granted under it, and establishes, amends and revokes rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any stock award agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

ELIGIBILITY

     Incentive Stock Options may be granted only to employees. Stock awards other than Incentive Stock Options may be granted only to employees, directors or consultants.

SHARES SUBJECT TO THE PLAN

     Subject to the provisions of the Plan relating to adjustments upon changes in stock, the stock that may be issued pursuant to stock awards shall not, as currently established, exceed 6,000,000 shares of the our common stock. If this proposal is approved and ratified by our stockholders, the stock that may be issued pursuant to stock awards shall be increased to 7,000,000 shares of our common stock. If any stock award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such stock award shall revert to and again become available for issuance under the Plan.

OPTIONS

     Options granted under the Plan may be either Incentive Stock Option's as defined in Section 422 of the Code, or Non-Statutory Stock Options. Incentive Stock Options may be granted only to our employees and are subject to various limitation, including the following: (1) they may not be granted to an employee who at the time of grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of our stock, unless the exercise price of such option is at least one hundred and ten percent (110%) of the fair market value of the stock and the option is not exercisable after the expiration of five (5) years from the date of the grant, (2) no person shall be eligible to be granted options covering more than one million (1,000,000) shares of the our common stock in any calendar year, and (3) the exercise price per share shall be not less than one hundred percent (100%) of the fair market value of the stock on the date the option was granted.

     Each option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The exercise price of an option is determined by the Committee, subject to the applicable provisions of the Code, as discussed above. The term will be stated in the agreement granting each option, provided that no option may be exercisable after the expiration of ten years from the date it is granted. An option shall be deemed to be exercised when written notice of the exercise has been given to us in accordance with the terms of the applicable agreements by the person entitled to exercise the option and we have received full payment for the shares. Full payment may consist of any consideration and method of payment allowable under the terms of the Plan, including payment in cash or, at the discretion of the Committee, deferred payment. Options may not be sold or otherwise transferred other than by will or by the laws of descent and distribution and during the lifetime of the recipient of the options shall be exercisable only by such recipient. An option may, but need not, include provisions whereby (1) the optionee may have the right to early exercise prior to full vesting, (2) we may have a right of first refusal upon receiving notice of optionee intent to exercise, and/or (3) the optionee shall have a re-load option when exercising an option with the surrender of shares of Common Stock.

     The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. Options granted by the Company may be repriced from time to time. The Board of Directors or the Committee, as the case may be, with the consent of the affected holders of the options, may cancel options that have been granted and issue new options in accordance with the Plan.

RESTRICTED STOCK AND STOCK BONUSES

     The purchase price of a right to purchase restricted stock is determined by the Board of Directors or the Committee, subject to the applicable provisions of the Code, and shall be paid either in cash at the time of purchase or, at the discretion of the Board or the Committee, according to an acceptable deferred payment arrangement, or in any other form of legal consideration that may be acceptable. Restricted stock may be awarded with no purchase price in consideration for past services actually rendered to us or for our benefit by the recipient.

     Shares of stock awarded as stock bonuses or sold under a right to purchase restricted stock may, but need not be, subject to a repurchase option in accordance with a vesting schedule to be determined by the Board or the Committee. Rights under a stock bonus award or restricted stock purchase agreement shall be transferred by the recipient only upon such terms and conditions as are set forth in the applicable stock award agreements, so long as the shares awarded under such stock award agreements remain subject to the terms of that agreement. In the event that stock bonus or right to purchase restricted stock award recipient's continuous status as an employee, director or consultant terminates, we may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement.

MISCELLANEOUS

     The Board shall have the power to accelerate the time at which a stock award may first be exercised or the time during which a stock award or any part thereof will vest pursuant to this Plan, notwithstanding the provisions in the stock award stating the time at which it may first be exercised or the time during which it will vest.

ADJUSTMENTS UPON CHANGES IN STOCK

     If any change is made in the stock subject to the Plan, or subject to any stock award (through merger, consolidation, reorganization, stock dividend, stock split or similar events), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to award to any person during any calendar year, and the outstanding stock awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding stock awards.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary discusses certain of the United States federal income tax consequences associated with stock awards granted under the Plan. This description of tax consequences is based upon present federal tax laws and regulations and does not purport to be a complete description of the federal income tax consequences applicable to an optionee under the Plan. Accordingly, each optionee should consult with his or her own tax advisor regarding the federal, state and local tax consequences of the grant of a stock award and any subsequent exercise and whether any action is appropriate.

     There are no federal income tax consequences associated with the grant of a non-statutory stock option. Upon the exercise of a a non-statutory stock option, the optionee generally must recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of our common stock on the date of exercise. Any gain realized on disposition of shares purchased upon exercise of the a non-statutory stock option will be treated as capital gain for federal income tax purposes.

     There will be no regular federal income tax liability upon the grant or exercise of an incentive stock option. However, the "spread" between the exercise price and the fair market value of our common stock on the date of exercise will be treated as an adjustment to income for federal alternative minimum tax purposes and may subject the optionee to the alternative minimum tax in the year of exercise.

     Any gain realized on disposition of shares purchased upon exercise of an incentive stock option will be treated as long-term capital gain for federal income tax purposes if such shares are held for at least twelve months after the date of the issuance of the shares pursuant to the exercise of the incentive stock option and are disposed of at least two years after the date of grant of the incentive stock option. If the shares are disposed of within twelve months after the date of issuance of the shares or within two years after the date of grant of the incentive stock option, the optionee will recognize compensation income (taxable at ordinary income rates) in the amount of the lesser of (1) disposition price of the stock over exercise price of the option, or (2) fair market value of such shares on the date of exercise over the exercise price of the incentive stock option.

     A stock award consisting of a stock bonus will not be subject to U.S. federal, state or city income taxation at grant. Instead, the fair market value of the shares you receive in respect of your stock bonus award generally will be subject to (i) FICA and Medicare tax upon vesting and (ii) income tax upon delivery in the same manner as your other compensation. Gain or loss from subsequent sales of such shares will be treated as short-term or long-term capital gain or loss depending on your holding period for such shares, and taxed accordingly.

     A stock award consisting of a right to purchase restricted stock will not be subject to U.S. federal, state or city income taxation at grant. Instead, the recipient generally must recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of the restricted stock on the date of exercise. Gain or loss from subsequent sales of such shares will be treated as short-term or long-term capital gain or loss depending on your holding period for such shares, and taxed accordingly.

     The exercise of any stock award under the Plan is conditioned on the optionee's paying or making adequate provision for any tax required by any governmental authority to be withheld and paid over by us to such governmental authority for the account of such person with respect to such options and the exercise thereof.

     To the extent compensation income is recognized by an optionee in connection with the exercise of a non-qualified stock option or a "disqualifying disposition" of stock obtained upon exercise of an incentive stock option, we generally would be entitled to a matching compensation deduction (assuming the requisite withholding requirements are satisfied).

GRANTS TO EXECUTIVE OFFICERS AND DIRECTORS UNDER THE PLAN

     As of March 31, 2001, the following directors, officers and groups had received options grants under the Plan to purchase the number of shares indicated following their respective names: Mr. Smarason, Executive Vice President and Senior Business and Finance Officer, 560,000 shares; Mr. Bjornsson, Vice President, Corporate Development, 120,000 shares; Dr. Erlendsson, Vice President, Clinical Collaborations, 125,000 shares; All current executive officers as a group, 1,480,000 shares; all current directors as a group, 60,000 shares; Sir John Vane, 60,000 shares. Except with respect to options to purchase 200,000 shares of common stock, all of the options granted to the executive officers have been exercised pursuant to early exercise provisions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE FOR RATIFICATION OF THE AMENDMENT OF THE deCODE GENETICS, INC. 1996 EQUITY INCENTIVE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON THE EXERCISE OF STOCK AWARDS GRANTED UNDER THE PLAN FROM 6,000,000 TO 7,000,000 SHARES.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ National Market. Based solely upon our review of the copies of such Forms 3 and 4 we have received during the most recent fiscal year and Form 5 and amendments thereto furnished to us, we believe that all of our directors, officers and greater than 10% stockholders, have timely filed all required reports, except for the following: Mr. Nohra was late in filing a Form 4 reporting a single transaction; Drs. Einar Stefansson, Kong and Gurney filed Forms 3 late reporting their initial statements of beneficial ownership; Einar Stefansson timely filed a Form 5 which disclosed the delinquent reporting of three transactions; and Sir John filed a Form 4 late reporting a single transaction.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy. Whether or not you plan to attend the Annual Meeting in person, please complete, sign, date and return the enclosed Proxy card promptly.

     The accompanying Proxy is being solicited by our Board of Directors. We will bear all costs of the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by our regular employees, either personally or by telephone or telegraph. We intend to request banks and brokers holding shares of our common stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. We will reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners. We have retained Corporate Investor Communications, Inc. to aid in the solicitation, at an estimated cost of $1,000.

     The information in this Proxy Statement refers to deCODE genetics, Inc., a Delaware corporation, its wholly-owned subsidiary, Islensk erfoagreining ehf., and its subsidiaries, deCODE Cancer ehf. and Encode ehf., each an Icelandic private limited company.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

     WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K AND ITS AMENDED ANNUAL REPORT OF FORM 10-K/A, FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 16, 2001, UPON WRITTEN REQUEST MADE TO TOMAS SIGURDSSON, AT OUR OFFICES LOCATED AT HLIOARSMARI 15, 200 KOPAVOGUR,
ICELAND. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

                                          By Order of the Board of Directors,

                                          Kari Stefansson,
                                          Chairman, Chief Executive Officer
                                          and President

Dated: April 30, 2001

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

     The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the stockholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

     In meeting its responsibilities, the audit committee is expected to:

     1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the board of directors.

     2. Review and update the committee's charter annually.

     3. Recommend to the board of directors the independent accountant to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

     4. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

     5. Confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent account.

     6. Inquire of management, the director of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

     7. Consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and plan of the internal auditors and the independent accountant.

     8. Consider with management and the independent accountant the rational for employing audit firms other than the principal independent accountant.

     9. Review with the director of internal auditing and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     10. Consider and review with the independent accountant and the director of internal auditing:

          (a) The adequacy of the company's internal controls including computerized information system controls and security.

          (b) Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

     11. Review with management and the independent accountant at the completion of the annual examination.

          (a) The company's annual financial statements and related footnotes.

          (b) The independent accountant's audit of the financial statements and his or her report thereon.

          (c) Any significant changes required in the independent accountant's audit plan.

          (d) Any serious difficulties or disputes with management encountered during the course of the audit.

          (e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

     12. Consider and review with management and the director of internal auditing:

          (a) Significant findings during the year and management's responses thereto.

          (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

          (c) Any changes required in the planned scope of their audit plan.

          (d) The internal auditing department budget and staffing.

          (e) The internal auditing department charter.

          (f) Internal auditing's compliance with The IIA's Standards for the Professional Practice of Internal Auditing (Standards).

     13. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

     14. Review with management, the independent accountant, and the director of internal auditing the interim financial report before it is filed with the SEC or other regulators.

     15. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

     16. Review with the director of internal auditing and the independent accountant the results of their review of the company's monitoring compliance with the company's code of conduct.

     17. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

     18. Meet with the director of internal auditing, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

     19. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

     20. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

     21. Conduct or authorize investigations into any matters within the committee's scope of responsibilities, as circumstances require. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     22. Meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     23. Perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

     The membership of the audit committee shall consist of at least three independent members of the board of directors who shall serve at the pleasure of the board of directors upon the recommendation of the nominating committee.

     The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

                             deCODE GENETICS, INC.

                           1996 EQUITY INCENTIVE PLAN
                            ADOPTED AUGUST 21, 1996
                     APPROVED BY STOCKHOLDERS MAY 26, 2000
                        AS AMENDED THROUGH JULY 21, 2000

1. PURPOSES.

     (A) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.

     (B) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Director of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (C) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), to be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. DEFINITIONS.

     (A) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (B) "Board" means the Board of Directors of the Company.

     (C) "Cause" means (a) gross or habitual failure to perform the assigned duties of the employee's job, that is, performance failure not corrected within thirty (30) days after written notice to the employee thereof or (b) misconduct, including, but not limited to: (i) conviction of a crime, or entry of a plea of nolo contendere with regard to a crime, involving moral turpitude or dishonesty,
(ii) illegal drug use or alcohol abuse on Company premises or at a Company sponsored event, (iii) conduct by the employee which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve,
(iv) participation in a fraud or act of dishonesty against the Company, or (v) intentional, material violation by the employee of any contract between the employee and the Company or of any statutory duty of the employee to the Company. Mental or physical disability shall not constitute "Cause."

     (D) "Code" means the Internal Revenue Code of 1986, as amended.

     (E) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (F) "Company" means deCODE genetics, Inc., a Delaware corporation.

     (G) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (H) "Continuous Status as an Employee, Director or Consultant" means the person's service with the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     (I) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (J) "Director" means a member of the Board.

     (K) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (L) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (M) "Fair Market Value" means the value of the common stock as determined in good faith by the Board.

     (N) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (O) "Listing Date" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

     (P) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404 (a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (Q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (R) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (S) "Option" means a stock option granted pursuant to the Plan.

     (T) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (U) "Optionee" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (V) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the

Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (W) "Plan" means this 1996 Equity Incentive Plan.

     (X) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

     (Y) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

     (Z) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3. ADMINISTRATION.

     (A) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (B) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan or a Stock Award as provided in Section 13.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (C) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the Listing Date, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to a committee of one or more members of the Board and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who
(1) are not then subject to Section 16 of the Exchange Act and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4. SHARES SUBJECT TO THE PLAN.

     (A) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Six Million (6,000,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

     (B) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

     (A) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

     (B) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (C) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than one million (1,000,000) shares of the Company's common stock in any calendar year. This subsection 5(c) shall not apply prior to the Listing Date, and, following the Listing Date, shall not apply until (i) the earliest of: (A) the first material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with Section
4); (B) the issuance of all of the shares of common stock reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (A) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (B) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option was granted. The exercise price of each Nonstatutory Stock Option shall be determined by the Board. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (C) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation
Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (D) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board of the Committee shall determine in its discretion, except that each Nonstatutory Stock Option may be transferred to the spouse, children, lineal ancestors and lineal descendants of the Optionee (or to a trust created solely for the benefit of the Optionee and the foregoing persons) or to an organization except from taxation pursuant to Section 501(c)(3) of the Code or to which tax deductible charitable contributions may be made under Section 170 of the Code (excluding such organizations classified as private foundations under applicable regulations and rulings). The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (E) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to tome or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (F) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earliest of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant or such longer or shorter period specified in the Option Agreement), (ii) the time of such termination if such termination is for "Cause" or if after such termination the Optionee provides services for or acquires an ownership interest in any business which competes with the Company, or (iii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option

Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act of 1933, as amended (the "Act"), then the Option shall terminate on the earlier of
(i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     (G) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (H) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercise (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (I) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     (J) Right of First Refusal. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option. Except as expressly provided in this Subsection (j), such right of first refusal shall otherwise comply with the provisions of the Bylaws of the Company.

     (K) Re-Load Options. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such

Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is grated to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100.000) annual limitation on exercisability of Incentive Stock Options described in subsection 11(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7. TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (A) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (B) Transferability. Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains a subject to the terms of the agreement.

     (C) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (D) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (E) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8. CANCELLATION AND RE-GRANT OF OPTIONS.

     (A) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% stockholder (as described in subsection 5(b)) receiving a new grant of any Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

     (B) Shares subject to an Option canceled under this Section 8 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 8, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 8(b) shall be applicable only to the extent required by Section 162(m) of the Code.

9. COVENANTS OF THE COMPANY.

     (A) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (B) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the act, either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11. MISCELLANEOUS.

     (A) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e) or 7(d), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will best.

     (B) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (C) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director as provided in the Company's By-Laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

     (D) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (E) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d) or 7(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (F) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

12. ADJUSTMENTS UPON CHANGES IN STOCK.

     (A) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (B) In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; then: (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

13. AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (A) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (I) Increase the number of shares reserved for Stock Awards under the Plan;

          (II) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (III) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
     Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     (B) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (C) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (D) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (E) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14. TERMINATION OR SUSPENSION OF THE PLAN.

     (A) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on August 15, 2006, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (B) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

15. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                              deCODE genetics, Inc.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                2001 ANNUAL MEETING OF STOCKHOLDERS-JUNE 15, 2001

      The undersigned hereby appoints Kari Stefansson and Hannes Smarason, and each of them, with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock, par value U.S. $.001 per share, of deCODE genetics, Inc. a Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Stockholders, to be held at the Fairmont Copley Plaza, 138 St. James Avenue, Boston, Massachusetts 02116, Friday, June 15, 2001 at 10:00 A.M. Boston time and at any adjournment or postponement thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement dated April 30, 2001, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this card and upon any other business that may properly come before the meeting or any adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting.

      This proxy is being solicited by the Board of Directors of deCODE genetics,Inc. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3, AND, WITH RESPECT TO ITEM 4, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)




                                                  deCODE genetics, Inc.
                                                  c/o P.O. BOX 11021
                                                  NEW YORK, N.Y. 10203-0021

                    - DETACH PROXY CARD HERE IF YOU ARE NOT -

                         VOTING BY TELEPHONE OR INTERNET


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 and 3.

1.  Election of Directors

FOR all nominees   / /    WITHHOLD AUTHORITY to vote      / /   *EXCEPTIONS  / /
listed below              for all nominees listed below

NOMINEES: Class I - Sir John Vane; Class II - Jean-Francois Formela and Andre Lamotte; Class III - Terrance G. McGuire and Kari Stefansson

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


*Exceptions


-------------------------------------------------------------------------------

2. Ratification of the selection of PricewaterhouseCoopers ehf. to serve as the Company's Independent Auditors.

                   FOR    / /    AGAINST   / /    ABSTAIN   / /

3. Approval of amendment to the deCODE genetics, Inc. 1996 Equity Incentive Plan, as amended.

                   FOR    / /    AGAINST   / /    ABSTAIN   / /

4. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

I/WE PLAN TO                      Change of Address (and/or)
ATTEND THE MEETING    / /         Comments Mark Here          / /

NOTE: Please date and sign this proxy card exactly as your name appears hereon. In the case of joint owners, each joint owner should sign. When signing in a fiduciary or representative capacity, please give your full title. If this proxy card is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.

                         Dated:                                           , 2001
                               ------------------------------------------

                         -------------------------------------------------------
                                               Signature

                         -------------------------------------------------------
                                               Signature

                                                 VOTES MUST BE INDICATED    /X/
                                                 (X) IN BLACK OR BLUE INK.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.



                             - PLEASE DETACH HERE -

                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE